Exhibit 99.1

Welcome Shareholders January 19, 2023 F&M Trust Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M Trust Franklin Financial Services Corporation 2

Welcome & Introductions Warren Elliott, Chairman of the Board F&M Trust Franklin Financial Services Corporation 3

Board of Directors Warren Elliot Chairman of the Board Tim Henry President & CEO F&M Trust Franklin Financial Services Corporation 4

Board of Directors Marty Brown Kevin Craig Greg Duffey F&M Trust Franklin Financial Services Corporation 5

Board of Directors Dan Fisher Skip Jennings Stanley Kerlin F&M Trust Franklin Financial Services Corporation 6

Board of Directors Don Mowery Kim Rzomp Greg Snook F&M Trust Franklin Financial Services Corporation 7

Agenda Stock Performance Bank Highlights Questions Closing Comments Tour of the New Corporate Headquarters (Optional) F&M Trust Franklin Financial Services Corporation 8

Video Click the link below to watch a video about F&M Trust’s relationships with its customers, employees, communities, and shareholders. https://s24.q4cdn.com/988958627/files/doc_presentations/2023/f-m_trust___shareholder_video-(1080p)-(1).mp4 F&M Trust Franklin Financial Services Corporation 9

Stock Performance Mark Hollar, CFO F&M Trust Franklin Financial Services Corporation 10

Stock Price and Dividend Price Per Share Dividend Year-End Price Per Share Annual Dividend Per Share $40 $1.40 $38 $1.20 $36 $1.00 $34 $0.80 $32 $0.60 $30 $0.40 $28 $0.20 $26 $0.00 $24 $22 $20 2016 2017 2018 2019 2020 2021 2022 F&M Trust Franklin Financial Services Corporation 11

Total Return Performance Index Value FFSC NASDAQ Composite Index S&P US BMI Banks MAR Index Peer Group INDEX 12.31.15 12.31.16 Franklin Financial Services Corporation 100.00 126.05 NASDAQ Composite Index 100.00 108.87 S&P US BMI Banks Mid-Atlantic Region Index 100.00 127.10 Peer Group (Mid-Atlantic Banks w/assets between S1B-S2B as of 9.30.22) 100.00 110.83 12.31.17 12.31.18 12.31.19 12.31.20 12.31.21 12.31.22 169.43 147.20 186.65 136.09 173.54 196.94 141.13 137.12 187.44 271.64 331.88 223.90 155.78 133.10 189.26 171.07 216.06 182.49 128.43 123.89 145.62 119.57 151.88 153.71 Source: S&P Global Market Intelligence ©2023 F&M Trust Franklin Financial Services Corporation 12

Computershare (800) 368-5948 or www.computershare.com F&M Trust Franklin Financial Services Corporation 13

Amanda Ducey Corporate Secretary (717) 261-3553 amanda.ducey@f-mtrust.com Zoe Clayton Assistant Corporate Secretary (717) 261-3551 zoe.clayton@f-mtrust.com F&M Trust Franklin Financial Services Corporation 14

Company Highlights Tim Henry, President & CEO F&M Trust Franklin Financial Services Corporation 15

Company Highlights Senior Management Introductions Market Area – Harrisburg to Hagerstown New Corporate Headquarters Salesforce Community Office Renovations Community Investments F&M Trust Franklin Financial Services Corporation 16

Senior Management Tim Henry President & CEO Mark Hollar Executive Vice President Chief Financial Officer & Treasurer F&M Trust Franklin Financial Services Corporation 17

Senior Management Steve Butz Senior Vice President Chief Commercial Services Officer Karen Carmack, DM Senior Vice President Chief Human Resources Officer F&M Trust Franklin Financial Services Corporation 18

Senior Management Scott Ehrig, CFP, CIMA Senior Vice President Chief Investment & Trust Services Officer Lorie Heckman Senior Vice President Chief Risk Officer F&M Trust Franklin Financial Services Corporation 19

Senior Management Matt Weaver Senior Vice President Chief Marketing Officer F&M Trust Franklin Financial Services Corporation 20

Senior Management Chad Carroll Executive Vice President Chief Operating Officer Lou Giustini Senior Vice President Chief Retail Services Officer Dave Long Senior Vice President Chief Technology Officer F&M Trust Franklin Financial Services Corporation 21

Harrisburg Regional Headquarters Hagerstown Community Office Huntingdon Country Fulton County Franklin County Cumberland County Washington County F&M Trust Headquarters Harrisburg F&M Trust Franklin Financial Services Corporation 22

New Corporate Headquarters F&M Trust Franklin Financial Services Corporation 23

Salesforce F&M Trust Franklin Financial Services Corporation 24

West Side Renovations F&M Trust Franklin Financial Services Corporation 25

West Side Renovations F&M Trust Franklin Financial Services Corporation 26

Community Investments F&M Trust Franklin Financial Services Corporation 27

Questions Tim Henry, President & CEO F&M Trust Franklin Financial Services Corporation 28

Closing Comments Warren Elliott, Chairman of the Board F&M Trust Franklin Financial Services Corporation 29

Closing Comments Restructured Board Meetings to Focus Strategically Created a Strategic Initiative Committee to Concentrate on M&A Increased Board Member Education and Training Improved Board Member Accountability – 360o Peer-to-Peer Review F&M Trust Franklin Financial Services Corporation 30

Franklin Financial Services Corporation Annual Meeting Tuesday, April 25, 2023 Additional Details to Follow F&M Trust Franklin Financial Services Corporation 31

Thank You F&M Trust Franklin Financial Services Corporation 32

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M Trust Franklin Financial Services Corporation 33